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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 28, 2003, in Amendment No. 2 to Registration Statement on Form SB-2/A (No. 333-71076) and related Prospectus of Optical Sensors Incorporated for the registration of 2,589,889 shares of its common stock.


                                                        /s/ Ernst & Young LLP


Minneapolis, Minnesota
April 2, 2003